UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2023

*This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. Each remaining series of the Registrant has a fiscal year end other than July 31.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
July 31, 2023
MFS®  Emerging Markets
Debt Fund
EMD-ANN

MFS® Emerging Markets
Debt Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Sovereign Emerging Markets	51.3%
Emerging Markets Corporate Bonds	19.2%
Other Government Entity-Emerging Markets Quasi Government	17.5%
Government Securities Hedge (t)	11.5%
Developed Markets Corporate Bonds	2.2%
Sovereign Developed Markets	0.7%
Portfolio facts
Average Duration (d)	7.1
Average Effective Maturity (m)	12 yrs.
Composition including fixed income credit quality (a)(i)
AA	2.8%
A	8.2%
BBB	23.2%
BB	29.9%
B	19.9%
CCC	3.7%
CC	0.8%
C	0.2%
D	1.5%
U.S. Government	2.0%
Not Rated	10.2%
Non-Fixed Income	(0.1)%
Cash & Cash Equivalents	6.7%
Other	(9.0)%
Non-U.S. issuer country
weightings (i)(x)
Mexico	7.8%
India	4.8%
Turkey	4.4%
Saudi Arabia	3.9%
Oman	3.7%
Chile	3.6%
Indonesia	3.6%
Dominican Republic	3.6%
Brazil	3.0%
Other Countries	52.3%

Portfolio Composition - continued
Non-U.S. currency exposure
weightings (i)(y)
Brazilian Real	1.0%
Mexican Peso	0.9%
Peruvian Sol	0.8%
Uruguay Peso	0.6%
Euro	0.4%
Indian Rupee	0.3%
Czech Koruna	0.3%
British Pound Sterling (o)	0.0%
Hungarian Forint (o)	0.0%
Other Currencies (o)	(0.0)%
Emerging market local currency
bond weights by country (i)
Brazil	1.6%
Mexico	1.3%
Peru	0.8%
Czech Republic	0.7%
Uruguay	0.6%
South Korea	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.
Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(f)	The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

Portfolio Composition - continued
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts and U.S. Treasury securities with a bond equivalent exposure of 11.5%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. United States issuer country exposure is 9.3% and includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. United States Dollar currency exposure is 95.7% and includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of July 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended July 31, 2023, Class A shares of the MFS Emerging Markets Debt Fund (fund) provided a total return of 7.15%, at net asset value. This compares with a return of 6.37% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global Diversified.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the JPMorgan Emerging Markets Bond Index Global Diversified, favorable bond selection within Omani sovereign issues, coupled with the fund’s underweight allocation to both Chinese and Filipino-issued bonds, contributed to performance. Conversely, the fund’s out-of-benchmark exposure to US securities detracted from relative results. Yield curve(y) positioning along the US Dollar curve further weighed on the fund’s relative returns.

Management Review - continued
Respectfully,
Portfolio Manager(s)
Neeraj Arora, Ward Brown, and Matt Ryan
Note to Shareholders: Effective April 30, 2024, Matt Ryan will no longer be a Portfolio Manager of the fund.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 7/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 7/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	3/17/98	7.15%	0.97%	2.33%
B	5/31/02	6.36%	0.22%	1.57%
C	5/31/02	6.45%	0.21%	1.57%
I	3/17/98	7.51%	1.22%	2.58%
R1	12/01/08	6.36%	0.20%	1.57%
R2	12/01/08	6.98%	0.72%	2.08%
R3	12/01/08	7.24%	0.98%	2.34%
R4	12/01/08	7.42%	1.21%	2.58%
R6	5/01/06	7.63%	1.33%	2.69%
Comparative benchmark(s)
JPMorgan Emerging Markets Bond Index Global Diversified (f)	6.37%	0.43%	2.90%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	2.60%	0.10%	1.88%
B With CDSC (Declining over six years from 4% to 0%) (v)	2.36%	(0.11)%	1.57%
C With CDSC (1% for 12 months) (v)	5.45%	0.21%	1.57%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
JPMorgan Emerging Markets Bond Index Global Diversified – tracks the total returns of USD-denominated debt instruments issued by emerging markets, sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index, which is a uniquely-weighted version of the EMBI Global Index, limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding.
It is not possible to invest directly in an index.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2023 through July 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2023 through July 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/23	Ending Account Value 7/31/23	Expenses Paid During Period (p) 2/01/23-7/31/23
A	Actual	1.05%	$1,000.00	$1,012.12	$5.24
	Hypothetical (h)	1.05%	$1,000.00	$1,019.59	$5.26
B	Actual	1.80%	$1,000.00	$1,008.41	$8.96
	Hypothetical (h)	1.80%	$1,000.00	$1,015.87	$9.00
C	Actual	1.80%	$1,000.00	$1,009.24	$8.97
	Hypothetical (h)	1.80%	$1,000.00	$1,015.87	$9.00
I	Actual	0.80%	$1,000.00	$1,014.18	$4.00
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
R1	Actual	1.80%	$1,000.00	$1,008.41	$8.96
	Hypothetical (h)	1.80%	$1,000.00	$1,015.87	$9.00
R2	Actual	1.30%	$1,000.00	$1,011.76	$6.48
	Hypothetical (h)	1.30%	$1,000.00	$1,018.35	$6.51
R3	Actual	1.05%	$1,000.00	$1,012.98	$5.24
	Hypothetical (h)	1.05%	$1,000.00	$1,019.59	$5.26
R4	Actual	0.80%	$1,000.00	$1,013.37	$3.99
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
R6	Actual	0.69%	$1,000.00	$1,014.75	$3.45
	Hypothetical (h)	0.69%	$1,000.00	$1,021.37	$3.46
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
7/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer		Shares/Par	Value ($)
Bonds – 92.1%
Angola – 1.7%
Republic of Angola, 8.75%, 4/14/2032 (n)		$24,759,000	$21,692,845
Republic of Angola, 9.375%, 5/08/2048 (n)		500,000	413,350
Republic of Angola, 9.375%, 5/08/2048		27,216,000	22,499,467
Republic of Angola, 9.125%, 11/26/2049 (n)		391,000	315,733
Republic of Angola, 9.125%, 11/26/2049		87,528,000	70,678,860
			$115,600,255
Argentina – 1.7%
Republic of Argentina, 3.625%, 7/09/2035		$58,211,000	$18,051,467
Republic of Argentina, 4.25%, 1/09/2038		90,792,000	32,619,346
Republic of Argentina, 3.5%, 7/09/2041		185,261,000	59,941,917
			$110,612,730
Azerbaijan – 1.1%
Republic of Azerbaijan, 3.5%, 9/01/2032		$11,742,000	$10,040,584
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		32,260,000	32,741,319
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		26,993,000	27,939,861
			$70,721,764
Benin – 0.3%
Republic of Benin, 4.875%, 1/19/2032	EUR	8,302,000	$7,065,660
Republic of Benin, 4.875%, 1/19/2032 (n)		7,911,000	6,732,888
Republic of Benin, 6.875%, 1/19/2052 (n)		4,952,000	3,960,820
Republic of Benin, 6.875%, 1/19/2052		3,100,000	2,479,512
			$20,238,880
Bermuda – 0.7%
Government of Bermuda, 2.375%, 8/20/2030 (n)		$16,826,000	$14,052,570
Government of Bermuda, 2.375%, 8/20/2030		7,033,000	5,873,751
Government of Bermuda, 5%, 7/15/2032 (n)		15,792,000	15,484,056
Government of Bermuda, 3.375%, 8/20/2050 (n)		15,484,000	10,683,960
Government of Bermuda, 3.375%, 8/20/2050		1,200,000	828,000
			$46,922,337
Brazil – 3.0%
Acu Petroleo Luxembourg S.à r.l., 7.5%, 1/13/2032		$20,258,660	$18,124,568
Aegea Finance S.à r.l., 6.75%, 5/20/2029 (n)		8,172,000	7,736,613
Ero Copper Corp., 6.5%, 2/15/2030 (n)		7,535,000	6,630,574
Federative Republic of Brazil, 10%, 1/01/2025	BRL	44,706,000	9,366,943

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brazil – continued
Federative Republic of Brazil, 10%, 1/01/2027	BRL	168,216,000	$35,323,733
Federative Republic of Brazil, 10%, 1/01/2029		209,696,000	43,355,552
Federative Republic of Brazil, 10%, 1/01/2031		84,672,000	17,292,447
Hidrovias International Finance S.à r.l., 4.95%, 2/08/2031		$16,675,000	13,423,675
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031 (n)		11,110,927	7,212,903
MV24 Capital B.V., 6.748%, 6/01/2034		12,307,078	11,369,801
Petrobras Global Finance B.V. (Federative Republic of Brazil), 6.5%, 7/03/2033		6,796,000	6,674,902
Sitios Latinoamerica, S.A.B. de C.V., 5.375%, 4/04/2032		11,465,000	10,479,159
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		13,985,000	13,659,569
TerraForm Global Operating LLC, 6.125%, 3/01/2026		992,000	968,916
			$201,619,355
Bulgaria – 0.3%
Bulgarian Energy Holdings, 2.45%, 7/22/2028	EUR	21,817,000	$20,136,655
Cameroon – 0.2%
Republic of Cameroon, 5.95%, 7/07/2032	EUR	16,931,000	$13,766,267
Chile – 3.6%
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)		$2,909,000	$2,741,929
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079		14,819,000	13,967,907
Agrosuper S.A., 4.6%, 1/20/2032		4,865,000	4,115,735
Agrosuper S.A., 4.6%, 1/20/2032 (n)		8,507,000	7,196,825
Alfa Desarrollo S.p.A., 4.55%, 9/27/2051 (n)		12,968,748	9,862,976
Banco del Estado de Chile, 2.704%, 1/09/2025 (n)		11,434,000	10,899,989
Banco del Estado de Chile, 2.704%, 1/09/2025		10,998,000	10,484,352
Chile Electricity PEC S.p.A., 0%, 1/25/2028		9,315,000	7,242,412
Colbun S.A., 3.95%, 10/11/2027		6,705,000	6,340,168
Compania Cervecerias Unidas S.A., 3.35%, 1/19/2032 (n)		17,617,000	15,018,492
Compania Cervecerias Unidas S.A., 3.35%, 1/19/2032		5,296,000	4,514,840
E.CL S.A., 4.5%, 1/29/2025		7,378,000	7,103,760
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026		7,360,000	6,940,238
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029 (n)		1,484,000	1,435,115
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029		15,694,000	15,177,015
Empresa Nacional del Petroleo (Republic of Chile), 3.45%, 9/16/2031 (n)		16,339,000	13,776,866

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Chile – continued
Empresa Nacional del Petroleo (Republic of Chile), 3.45%, 9/16/2031	$1,658,000	$1,398,007
Empresa Nacional del Petroleo (Republic of Chile), 6.15%, 5/10/2033 (n)	14,826,000	14,937,195
Enel Chile S.A., 4.875%, 6/12/2028	7,034,000	6,770,923
ENGIE Energía Chile S.A., 3.4%, 1/28/2030 (n)	12,882,000	10,818,484
ENGIE Energía Chile S.A., 3.4%, 1/28/2030	8,500,000	7,138,419
Mercury Chile Holdco LLC, 6.5%, 1/24/2027 (n)	15,053,000	13,920,140
Republic of Chile, 2.55%, 7/27/2033	17,026,000	13,831,263
Republic of Chile, 3.5%, 1/31/2034	14,384,000	12,597,177
Republic of Chile, 4%, 1/31/2052	11,718,000	9,534,131
Republic of Chile, 5.33%, 1/05/2054	5,713,000	5,677,440
Transelec S.A., 3.875%, 1/12/2029	5,077,000	4,657,945
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028	7,286,000	4,301,359
		$242,401,102
China – 1.5%
CCBL (Cayman) 1 Corp. Ltd., 3.5%, 5/16/2024	$12,994,000	$12,749,011
Country Garden Holdings Co. Ltd., 2.7%, 7/12/2026	2,630,000	437,398
Country Garden Holdings Co. Ltd., 4.8%, 8/06/2030	985,000	137,777
Country Garden Holdings Co. Ltd., 3.875%, 10/22/2030	3,720,000	504,022
Country Garden Holdings Co. Ltd., 3.3%, 1/12/2031	3,009,000	398,091
Huarong Finance 2017 Co. Ltd. (People's Republic of China), 4.75%, 4/27/2027	3,894,000	3,407,494
Huarong Finance 2019 Co. Ltd. (People's Republic of China), 3.25%, 11/13/2024	11,754,000	11,111,798
Huarong Finance II Co. Ltd. (People’s Republic of China), 5.5%, 1/16/2025	5,024,000	4,829,544
Meituan, 2.125%, 10/28/2025 (n)	8,941,000	8,219,558
Meituan, 2.125%, 10/28/2025	2,700,000	2,482,139
Meituan, 3.05%, 10/28/2030 (n)	11,874,000	9,542,477
Prosus N.V., 3.061%, 7/13/2031 (n)	12,154,000	9,541,647
State Grid Overseas Investment (2016) Ltd. (People's Republic of China), 3.5%, 5/04/2027	17,631,000	16,861,049
Sunac China Holdings Ltd., 7.95%, 10/11/2023 (a)(d)	3,354,000	367,839
Sunac China Holdings Ltd., 7.5%, 2/01/2024 (a)(d)	15,215,000	1,640,430
Sunac China Holdings Ltd., 6.5%, 1/10/2025 (a)(d)	8,326,000	876,527
Times China Holdings Ltd., 6.75%, 7/08/2025 (a)(d)	9,100,000	431,058
Times China Holdings Ltd., 6.2%, 3/22/2026 (a)(d)	9,800,000	464,216
Weibo Corp., 3.375%, 7/08/2030	19,623,000	15,920,336
		$99,922,411

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Colombia – 0.9%
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031 (n)		$7,710,000	$6,418,575
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030 (n)		17,291,000	11,437,996
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030		300,000	198,450
Republic of Colombia, 3.125%, 4/15/2031		20,624,000	16,104,570
Republic of Colombia, 8%, 4/20/2033		4,168,000	4,373,460
Republic of Colombia, 5.2%, 5/15/2049		10,218,000	7,419,029
Sierracol Energy Andina LLC, 6%, 6/15/2028 (n)		13,593,000	10,710,262
TermoCandelaria Power Ltd., 7.875%, 1/30/2029 (n)		7,059,475	6,542,265
			$63,204,607
Costa Rica – 1.0%
Liberty Costa Rica Senior Secured Finance, 10.875%, 1/15/2031 (n)		$9,385,000	$9,406,456
Republic of Costa Rica, 6.55%, 4/03/2034 (n)		28,972,000	29,348,636
Republic of Costa Rica, 7%, 4/04/2044		16,294,000	16,110,693
Republic of Costa Rica, 7.158%, 3/12/2045		10,193,000	10,256,706
			$65,122,491
Cote d'Ivoire – 1.0%
Republic of Cote d'Ivoire, 5.25%, 3/22/2030	EUR	14,382,000	$13,886,199
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)		23,363,000	20,791,566
Republic of Cote d'Ivoire, 4.875%, 1/30/2032		5,000,000	4,449,678
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)		6,363,000	5,597,177
Republic of Cote d'Ivoire, 6.875%, 10/17/2040		16,454,000	14,473,667
Republic of Cote d'Ivoire, 6.625%, 3/22/2048 (n)		6,440,000	5,322,624
Republic of Cote d'Ivoire, 6.625%, 3/22/2048		1,600,000	1,322,391
			$65,843,302
Czech Republic – 0.9%
Czech Republic, 5%, 9/30/2030	CZK	317,040,000	$15,331,690
Czech Republic, 2%, 10/13/2033		710,700,000	27,075,432
PPF Telecom Group B.V., 3.25%, 9/29/2027	EUR	15,815,000	16,350,082
			$58,757,204
Dominican Republic – 3.5%
Dominican Republic, 5.5%, 2/22/2029 (n)		$18,527,000	$17,597,288
Dominican Republic, 4.5%, 1/30/2030 (n)		7,378,000	6,530,245
Dominican Republic, 4.5%, 1/30/2030		200,000	177,019
Dominican Republic, 7.05%, 2/03/2031 (n)		11,994,000	12,113,775
Dominican Republic, 4.875%, 9/23/2032 (n)		27,009,000	23,391,798
Dominican Republic, 4.875%, 9/23/2032		56,961,000	49,332,453
Dominican Republic, 6%, 2/22/2033 (n)		24,933,000	23,412,109
Dominican Republic, 6%, 2/22/2033		5,539,000	5,201,126

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Dominican Republic – continued
Dominican Republic, 5.3%, 1/21/2041 (n)		$7,065,000	$5,705,126
Dominican Republic, 5.3%, 1/21/2041		11,200,000	9,044,220
Dominican Republic, 6.5%, 2/15/2048		8,190,000	7,270,658
Dominican Republic, 6.4%, 6/05/2049		5,182,000	4,521,896
Dominican Republic, 5.875%, 1/30/2060 (n)		896,000	707,839
Dominican Republic, 5.875%, 1/30/2060		66,703,000	52,695,285
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028 (n)		7,763,000	6,860,551
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028		11,200,000	9,898,000
			$234,459,388
Ecuador – 0.5%
Republic of Ecuador, 2.5%, 7/31/2035		$45,863,000	$15,765,513
Republic of Ecuador, 1.5%, 7/31/2040 (n)		2,286,161	714,425
Republic of Ecuador, 2.5%, 7/31/2040		53,003,000	16,563,438
			$33,043,376
Egypt – 1.3%
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	3,246,000	$2,135,106
Arab Republic of Egypt, 6.375%, 4/11/2031		3,800,000	2,499,507
Arab Republic of Egypt, 7.052%, 1/15/2032		$5,696,000	3,612,426
Arab Republic of Egypt, 8.5%, 1/31/2047 (n)		1,618,000	940,964
Arab Republic of Egypt, 8.5%, 1/31/2047		43,430,000	25,257,151
Arab Republic of Egypt, 7.903%, 2/21/2048		16,023,000	8,845,818
Arab Republic of Egypt, 8.7%, 3/01/2049 (n)		9,028,000	5,254,458
Arab Republic of Egypt, 8.7%, 3/01/2049		12,486,000	7,267,077
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)		10,162,000	5,972,207
Arab Republic of Egypt, 8.875%, 5/29/2050		11,148,000	6,551,680
Arab Republic of Egypt, 7.5%, 2/16/2061 (n)		21,142,000	11,522,390
Energean PLC, 6.5%, 4/30/2027 (n)		7,408,000	6,748,688
			$86,607,472
El Salvador – 0.1%
Republic of El Salvador, 7.65%, 6/15/2035		$5,193,000	$3,370,733
Republic of El Salvador, 7.124%, 1/20/2050		4,684,000	2,854,428
			$6,225,161
Gabon – 0.6%
Republic of Gabon, 6.625%, 2/06/2031		$4,910,000	$4,141,830
Republic of Gabon, 7%, 11/24/2031 (n)		11,400,000	9,633,000
Republic of Gabon, 7%, 11/24/2031		34,970,000	29,549,650
			$43,324,480

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Ghana – 0.6%
Kosmos Energy Ltd., 7.75%, 5/01/2027		$7,527,000	$6,912,368
Kosmos Energy Ltd., 7.5%, 3/01/2028		12,063,000	10,703,335
Republic of Ghana, 8.625%, 4/07/2034 (a)(d)		8,475,000	3,834,937
Republic of Ghana, 7.875%, 2/11/2035 (a)(d)		36,792,000	16,740,360
			$38,191,000
Guatemala – 2.2%
Banco Industrial S.A., 4.875% to 1/29/2026, FLR (CMT - 5yr. + 4.442%) to 1/29/2031 (n)		$4,425,000	$4,126,313
Central America Bottling Co., 5.25%, 4/27/2029 (n)		18,246,000	16,832,039
CT Trust, 5.125%, 2/03/2032 (n)		16,101,000	13,391,081
Energuate Trust, 5.875%, 5/03/2027 (n)		5,065,000	4,653,722
Energuate Trust, 5.875%, 5/03/2027		17,250,000	15,849,300
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		14,348,000	13,451,250
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)		9,384,000	7,468,538
Millicom International Cellular S.A., 4.5%, 4/27/2031		2,749,000	2,187,874
Republic of Guatemala, 5.25%, 8/10/2029 (n)		5,667,000	5,404,952
Republic of Guatemala, 4.9%, 6/01/2030		9,421,000	8,832,087
Republic of Guatemala, 3.7%, 10/07/2033		10,224,000	8,332,560
Republic of Guatemala, 3.7%, 10/07/2033 (n)		9,276,000	7,559,940
Republic of Guatemala, 6.6%, 6/13/2036 (n)		16,081,000	16,458,506
Republic of Guatemala, 4.65%, 10/07/2041 (n)		9,506,000	7,672,876
Republic of Guatemala, 4.65%, 10/07/2041		8,300,000	6,699,439
Republic of Guatemala, 6.125%, 6/01/2050		6,503,000	6,017,621
			$144,938,098
Hungary – 1.6%
Magyar Export-Import Bank PLC (Republic of Hungary), 6.125%, 12/04/2027 (n)		$14,688,000	$14,712,377
MVM Energetika Zartkoruen Mukodo Reszvenytarsasag, 0.875%, 11/18/2027	EUR	17,200,000	15,331,477
Republic of Hungary, 6.125%, 5/22/2028 (n)		$6,425,000	6,534,508
Republic of Hungary, 5.25%, 6/16/2029 (n)		12,877,000	12,602,591
Republic of Hungary, 6.25%, 9/22/2032 (n)		21,381,000	21,939,044
Republic of Hungary, 5.5%, 6/16/2034 (n)		30,498,000	29,661,745
Republic of Hungary, 6.75%, 9/25/2052 (n)		5,461,000	5,704,102
			$106,485,844

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
India – 4.8%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)	$13,683,000	$13,068,417
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024	5,500,000	5,252,963
Adani Ports & Special Economic Zone Ltd., 5%, 8/02/2041 (n)	8,703,000	5,935,510
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)	12,431,195	9,283,019
Adani Transmission Ltd., 4.25%, 5/21/2036	6,163,845	4,602,863
Azure Power Energy Ltd., 3.575%, 8/19/2026 (n)	7,810,099	6,037,988
Azure Power Energy Ltd., 3.575%, 8/19/2026	12,020,231	9,292,840
Clean Renewable Power (Mauritius) Pte. Ltd., 4.25%, 3/25/2027 (n)	13,029,300	11,563,504
Clean Renewable Power (Mauritius) Pte. Ltd., 4.25%, 3/25/2027	3,048,540	2,705,579
Cliffton Ltd., 6.25%, 10/25/2025 (n)	17,444,000	16,920,680
Export-Import Bank of India, 3.25%, 1/15/2030	7,705,000	6,765,983
Export-Import Bank of India, 2.25%, 1/13/2031 (n)	28,790,000	23,134,976
Export-Import Bank of India, 2.25%, 1/13/2031	7,640,000	6,139,327
Export-Import Bank of India, 5.5%, 1/18/2033 (n)	32,946,000	32,704,164
Greenko Dutch B.V. (Republic of India), 3.85%, 3/29/2026 (n)	13,489,940	12,242,121
Greenko Power II Ltd. (Republic of India), 4.3%, 12/13/2028 (n)	6,979,437	6,132,760
Greenko Wind Projects (Mauritius) Ltd., 5.5%, 4/06/2025 (n)	10,241,000	9,974,734
Indian Railway Finance Corp., 3.249%, 2/13/2030	5,300,000	4,614,188
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	19,986,000	16,442,268
Indian Railway Finance Corp., 2.8%, 2/10/2031	13,193,000	10,853,740
JSW Hydro Energy Ltd., 4.125%, 5/18/2031	11,549,160	9,716,993
JSW Infrastructure Ltd., 4.95%, 1/21/2029 (n)	17,682,000	15,517,937
JSW Infrastructure Ltd., 4.95%, 1/21/2029	3,429,000	3,009,332
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)	3,562,000	3,526,380
Muthoot Finance Ltd., 4.4%, 9/02/2023	2,799,000	2,771,010
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030 (n)	8,024,000	7,183,816
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030	3,200,000	2,864,932
Power Finance Corp. Ltd. (Republic of India), 3.35%, 5/16/2031	8,519,000	7,140,068
REC Ltd. (Republic of India), 5.625%, 4/11/2028 (n)	19,780,000	19,546,461
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)	15,057,000	12,914,346
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)	18,869,000	18,548,227

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
India – continued
UPL Ltd., 4.625%, 6/16/2030		$3,366,000	$2,873,532
			$319,280,658
Indonesia – 3.5%
Listrindo Capital B.V., 4.95%, 9/14/2026 (n)		$1,917,000	$1,822,367
Listrindo Capital B.V., 4.95%, 9/14/2026		15,962,000	15,174,030
Medco Bell Pte. Ltd., 6.375%, 1/30/2027		6,377,000	5,994,400
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028 (n)		18,448,000	16,941,419
Perusahaan Penerbit SBSN Indonesia III, 2.8%, 6/23/2030 (n)		6,556,000	5,766,670
PT Freeport Indonesia, 5.315%, 4/14/2032 (n)		7,198,000	6,818,883
PT Freeport Indonesia, 6.2%, 4/14/2052 (n)		17,902,000	16,707,579
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		10,422,000	8,750,934
PT Indofood CBP Sukses Makmur Tbk, 3.541%, 4/27/2032		11,288,000	9,467,596
PT Indofood CBP Sukses Makmur Tbk, 4.805%, 4/27/2052		21,314,000	16,249,444
PT Perusahaan Listrik Negara (Republic of Indonesia), 6.15%, 5/21/2048		2,770,000	2,707,675
PT Perusahaan Listrik Negara (Republic of Indonesia), 4.875%, 7/17/2049 (n)		6,353,000	5,229,440
PT Perusahaan Listrik Negara (Republic of Indonesia), 4.875%, 7/17/2049		2,100,000	1,728,605
Republic of Indonesia, 3.55%, 3/31/2032		11,622,000	10,505,939
Republic of Indonesia, 4.7%, 6/06/2032 (n)		7,054,000	7,000,894
Republic of Indonesia, 4.65%, 9/20/2032		10,470,000	10,299,635
Republic of Indonesia, 4.85%, 1/11/2033		20,104,000	20,082,433
Republic of Indonesia, 1.1%, 3/12/2033	EUR	12,250,000	9,939,764
Republic of Indonesia, 4.35%, 1/11/2048		$27,158,000	23,896,657
Republic of Indonesia, 5.45%, 9/20/2052		21,001,000	21,394,769
Star Energy Geothermal (Salak-Darajat) B.V., 4.85%, 10/14/2038 (n)		2,730,000	2,439,645
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)		9,811,491	9,616,754
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033		7,020,717	6,881,371
			$235,416,903
Israel – 0.7%
Energean Israel Finance Ltd., 8.5%, 9/30/2033 (n)		$8,652,000	$8,652,000
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		22,128,000	20,774,873
Teva Pharmaceutical Finance Netherlands III B.V., 7.875%, 9/15/2029		10,428,000	10,855,381

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Israel – continued
Teva Pharmaceutical Finance Netherlands III B.V., 8.125%, 9/15/2031	$6,224,000	$6,593,332
		$46,875,586
Jamaica – 0.2%
Government of Jamaica, 7.875%, 7/28/2045	$9,350,000	$10,892,750
Jordan – 0.9%
Hashemite Kingdom of Jordan, 7.5%, 1/13/2029 (n)	$3,370,000	$3,403,814
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030 (n)	7,004,000	6,497,695
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030	10,487,000	9,728,916
Hashemite Kingdom of Jordan, 7.375%, 10/10/2047	45,809,000	40,712,749
		$60,343,174
Kazakhstan – 2.5%
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.375%, 4/24/2030 (n)	$5,565,000	$5,230,431
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.375%, 4/24/2030	10,041,000	9,437,333
KazMunayGas National Co., JSC (Republic of Kazakhstan), 3.5%, 4/14/2033	24,583,000	19,416,637
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.75%, 4/19/2047	18,706,000	15,694,820
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048 (n)	2,262,000	1,999,079
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048	46,130,000	40,768,126
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027	6,227,000	5,794,834
Republic of Kazakhstan, 6.5%, 7/21/2045	22,084,000	23,623,696
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026	33,868,000	30,684,408
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)	17,232,000	13,213,153
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030	2,400,000	1,840,272
		$167,702,789
Kenya – 0.6%
Republic of Kenya, 7%, 5/22/2027	$11,241,000	$10,155,681
Republic of Kenya, 8%, 5/22/2032	33,072,000	28,483,260
		$38,638,941

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Kuwait – 0.5%
NBK SPC Ltd. (State of Kuwait), 1.625% to 9/15/2026, FLR (SOFR - 1 day + 1.05%) to 9/15/2027 (n)	$14,271,000	$12,738,380
NBK Tier 1 Financing Ltd. (State of Kuwait), 3.625% to 2/24/2027, FLR (CMT - 6yr. + 2.875%) to 8/24/2169	20,135,000	17,501,342
		$30,239,722
Macau – 0.3%
Sands China Ltd., 3.5%, 8/08/2031	$11,222,000	$9,408,471
Wynn Macau Ltd., 5.125%, 12/15/2029	9,649,000	8,188,431
		$17,596,902
Malaysia – 0.3%
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031	$16,029,000	$13,720,856
PETRONAS Capital Ltd. (Federation of Malaysia), 3.404%, 4/28/2061	13,798,000	9,692,249
		$23,413,105
Mexico – 7.7%
Banco Mercantil del Norte S.A., 6.625% to 1/24/2032, FLR (CMT - 10yr. + 5.034%) to 1/24/2171	$9,254,000	$7,412,454
Banco Mercantil del Norte S.A., 7.625% to 1/10/2028, FLR (CMT - 10yr. + 5.353%) to 10/06/2171	7,945,000	7,311,519
BBVA Bancomer S.A., 8.45%, 6/29/2038 (n)	6,795,000	6,919,009
Becle S.A.B. de C.V., 2.5%, 10/14/2031	20,877,000	16,524,593
CEMEX S.A.B. de C.V., 9.125%, 3/14/2171 (n)	16,643,000	17,309,454
Comision Federal de Electricidad (United Mexican States), 4.688%, 5/15/2029 (n)	14,092,000	12,826,030
Comision Federal de Electricidad (United Mexican States), 3.875%, 7/26/2033 (n)	16,671,000	13,038,655
Electricidad Firme de Mexico, 4.9%, 11/20/2026 (n)	15,323,000	13,624,905
GCC S.A.B de C.V., 3.614%, 4/20/2032 (n)	13,824,000	11,750,315
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)	16,202,000	14,181,773
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026	1,126,000	985,599
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027	12,649,000	11,384,100
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048 (n)	9,897,000	7,793,887
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048	13,916,000	10,958,850
Petroleos Mexicanos, 6.49%, 1/23/2027	10,715,000	9,547,717
Petroleos Mexicanos, 8.75%, 6/02/2029	7,465,000	6,814,985
Petroleos Mexicanos, 6.84%, 1/23/2030	24,151,000	19,361,874
Petroleos Mexicanos, 5.95%, 1/28/2031	47,148,000	35,005,702
Petroleos Mexicanos, 6.7%, 2/16/2032	29,647,000	22,843,079
Petroleos Mexicanos, 6.75%, 9/21/2047	24,572,000	15,812,473

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Mexico – continued
Petroleos Mexicanos, 7.69%, 1/23/2050		$72,857,000	$50,702,874
Petroleos Mexicanos, 6.95%, 1/28/2060		34,556,000	22,035,265
Total Play Telecomunicaciones S.A. de C.V., 6.375%, 9/20/2028 (n)		20,292,000	11,641,013
United Mexican States, 5.75%, 3/05/2026	MXN	188,400,000	10,244,820
United Mexican States, 8.5%, 5/31/2029		420,100,000	24,686,426
United Mexican States, 7.75%, 5/29/2031		412,300,000	23,105,789
United Mexican States, 4.875%, 5/19/2033		$7,108,000	6,807,282
United Mexican States, 7.5%, 5/26/2033	MXN	316,300,000	17,252,281
United Mexican States, 1.45%, 10/25/2033	EUR	8,004,000	6,451,266
United Mexican States, 3.5%, 2/12/2034		$17,720,000	14,876,139
United Mexican States, 6.35%, 2/09/2035		13,898,000	14,586,983
United Mexican States, 8%, 5/24/2035	MXN	245,500,000	13,708,562
United Mexican States, 6.338%, 5/04/2053		$37,009,000	37,731,841
			$515,237,514
Morocco – 1.4%
Kingdom of Morocco, 5.95%, 3/08/2028 (n)		$15,069,000	$15,168,184
Kingdom of Morocco, 3%, 12/15/2032		16,000,000	12,848,800
Kingdom of Morocco, 6.5%, 9/08/2033 (n)		32,796,000	33,861,870
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044		9,763,000	9,166,676
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044 (n)		1,559,000	1,463,776
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		17,682,000	13,344,959
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051		13,364,000	10,086,078
			$95,940,343
Nigeria – 2.0%
Federal Republic of Nigeria, 6.125%, 9/28/2028 (n)		$12,982,000	$11,213,202
Federal Republic of Nigeria, 7.875%, 2/16/2032		36,917,000	32,210,082
Federal Republic of Nigeria, 7.375%, 9/28/2033 (n)		22,438,000	18,556,226
Federal Republic of Nigeria, 7.375%, 9/28/2033		40,377,000	33,391,779
Federal Republic of Nigeria, 7.696%, 2/23/2038 (n)		336,000	265,682
Federal Republic of Nigeria, 7.696%, 2/23/2038		37,016,000	29,269,292
Federal Republic of Nigeria, 7.625%, 11/28/2047		9,173,000	6,843,058
Federal Republic of Nigeria, 9.248%, 1/21/2049		500,000	433,900
Federal Republic of Nigeria, 8.25%, 9/28/2051		4,238,000	3,321,533
			$135,504,754

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Oman – 3.6%
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)	$16,730,000	$16,373,986
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031	6,050,000	5,921,256
Sultanate of Oman, 6.25%, 1/25/2031	6,787,000	6,966,842
Sultanate of Oman, 6.5%, 3/08/2047	34,074,000	32,760,515
Sultanate of Oman, 6.75%, 1/17/2048 (n)	200,000	197,612
Sultanate of Oman, 6.75%, 1/17/2048	92,977,000	91,866,855
Sultanate of Oman, 7%, 1/25/2051 (n)	15,943,000	16,228,252
Sultanate of Oman, 7%, 1/25/2051	71,416,000	72,693,775
		$243,009,093
Pakistan – 0.4%
Islamic Republic of Pakistan, 6.875%, 12/05/2027	$4,916,000	$2,605,480
Islamic Republic of Pakistan, 7.375%, 4/08/2031	32,708,000	16,026,920
Islamic Republic of Pakistan, 8.875%, 4/08/2051	13,386,000	6,164,253
		$24,796,653
Panama – 1.7%
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 5.125%, 8/11/2061 (n)	$6,363,000	$5,154,666
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)	7,571,000	7,233,961
Autoridad del Canal de Panama, 4.95%, 7/29/2035	2,411,000	2,303,669
Banco General S.A., 5.25% to 5/07/2031, FLR (CMT - 10yr. + 3.665%) to 5/07/2071 (n)	5,240,000	4,626,920
Cable Onda S.A., 4.5%, 1/30/2030 (n)	5,390,000	4,600,365
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)	6,521,000	5,379,825
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049	5,800,000	4,785,000
Panama Canal Railway Co., 7%, 11/01/2026	2,189,277	2,211,170
Panama Canal Railway Co., 7%, 11/01/2026 (n)	434,505	438,850
Republic of Panama, 3.362%, 6/30/2031 (n)	8,055,000	6,701,760
Republic of Panama, 2.252%, 9/29/2032	3,529,000	2,712,286
Republic of Panama, 3.298%, 1/19/2033	3,289,000	2,741,983
Republic of Panama, 6.375%, 7/25/2033 (n)	7,770,000	7,702,790
Republic of Panama, 6.4%, 2/14/2035	20,537,000	21,441,972
Republic of Panama, 6.853%, 3/28/2054	13,676,000	14,308,676
Republic of Panama, 4.5%, 1/19/2063	25,406,000	18,771,593
		$111,115,486
Paraguay – 2.2%
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025 (n)	$6,079,000	$5,530,683
Republic of Paraguay, 3.849%, 6/28/2033	10,617,000	9,234,162
Republic of Paraguay, 5.85%, 8/21/2033 (n)	15,173,000	15,210,790
Republic of Paraguay, 5.6%, 3/13/2048 (n)	3,088,000	2,728,735

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Paraguay – continued
Republic of Paraguay, 5.6%, 3/13/2048		$37,046,000	$32,735,988
Republic of Paraguay, 5.4%, 3/30/2050 (n)		256,000	220,998
Republic of Paraguay, 5.4%, 3/30/2050		80,743,000	69,703,264
Telefonica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)		3,483,000	3,282,387
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027		8,797,000	8,290,313
			$146,937,320
Peru – 1.3%
IIRSA Norte Finance Ltd. (Republic of Peru), 8.75%, 5/30/2024		$110,195	$110,977
IIRSA Norte Finance Ltd. (Republic of Peru), 8.75%, 5/30/2024 (n)		6,707	6,755
Peru LNG, 5.375%, 3/22/2030		13,794,000	11,120,178
Republic of Peru, 6.15%, 8/12/2032	PEN	50,056,000	13,432,021
Republic of Peru, 7.3%, 8/12/2033		108,932,000	31,410,850
Republic of Peru, 5.4%, 8/12/2034		40,424,000	10,043,631
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)		$19,785,000	16,908,139
Volcan Compañía Minera S.A.A., 4.375%, 2/11/2026		9,859,000	7,079,625
			$90,112,176
Philippines – 0.8%
ICTSI Treasury B.V., 3.5%, 11/16/2031		$11,765,000	$10,168,541
Republic of Philippines, 3.556%, 9/29/2032		8,054,000	7,297,838
Republic of Philippines, 5.609%, 4/13/2033		9,998,000	10,501,267
Republic of Philippines, 1.2%, 4/28/2033	EUR	8,055,000	6,753,594
Republic of Philippines, 5%, 7/17/2033		$13,031,000	13,163,432
Republic of Philippines, 1.75%, 4/28/2041	EUR	6,551,000	4,745,078
			$52,629,750
Poland – 1.2%
Bank Gospodarstwa Krajowego (Republic of Poland), 5.375%, 5/22/2033 (n)		$18,808,000	$18,750,448
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		10,499,000	9,729,278
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025		400,000	370,674
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)		14,569,000	11,707,804
Republic of Poland, 4.875%, 10/04/2033		14,186,000	14,005,838
Republic of Poland, 5.5%, 4/04/2053		11,063,000	11,228,945
Synthos S.A., 2.5%, 6/07/2028 (n)	EUR	16,571,000	14,484,758
			$80,277,745

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Qatar – 1.1%
Qatar Petroleum, 2.25%, 7/12/2031 (n)		$6,630,000	$5,520,801
Qatar Petroleum, 3.125%, 7/12/2041		10,837,000	8,216,223
Qatar Petroleum, 3.3%, 7/12/2051		12,936,000	9,443,280
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		12,178,000	11,196,210
State of Qatar, 4.625%, 6/02/2046		3,500,000	3,312,015
State of Qatar, 4.817%, 3/14/2049 (n)		15,461,000	14,842,560
State of Qatar, 4.817%, 3/14/2049		18,500,000	17,760,000
			$70,291,089
Republic of Moldova – 0.2%
Aragvi Finance International DAC, 8.45%, 4/29/2026 (n)		$17,038,000	$11,621,620
Aragvi Finance International DAC, 8.45%, 4/29/2026		1,100,000	750,310
			$12,371,930
Romania – 2.0%
Republic of Romania, 5.25%, 11/25/2027 (n)		$18,434,000	$18,060,527
Republic of Romania, 6.625%, 2/17/2028 (n)		16,840,000	17,439,538
Republic of Romania, 1.75%, 7/13/2030 (n)	EUR	11,620,000	9,931,651
Republic of Romania, 3%, 2/14/2031		$4,026,000	3,371,453
Republic of Romania, 2.124%, 7/16/2031	EUR	7,170,000	6,088,363
Republic of Romania, 2%, 1/28/2032		3,981,000	3,285,092
Republic of Romania, 2%, 1/28/2032 (n)		7,236,000	5,971,094
Republic of Romania, 3.625%, 3/27/2032		$6,062,000	5,207,258
Republic of Romania, 7.125%, 1/17/2033 (n)		20,216,000	21,722,092
Republic of Romania, 7.125%, 1/17/2033		11,248,000	12,085,976
Republic of Romania, 2%, 4/14/2033	EUR	4,859,000	3,861,005
Republic of Romania, 6%, 5/25/2034 (n)		$12,038,000	12,034,389
Republic of Romania, 2.625%, 12/02/2040 (n)	EUR	6,079,000	4,264,331
Republic of Romania, 2.625%, 12/02/2040		2,500,000	1,753,714
Republic of Romania, 2.75%, 4/14/2041 (n)		10,665,000	7,507,330
			$132,583,813
Russia – 0.2%
Gazprom PJSC (Russian Federation), 1.85%, 11/17/2028 (n)	EUR	16,371,000	$10,529,954
Russian Federation, 5.1%, 3/28/2035 (a)(z)		$7,400,000	2,405,000
			$12,934,954
Saudi Arabia – 3.9%
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026 (n)		$13,551,000	$12,491,745
BSF Finance, 5.5%, 11/23/2027		14,622,000	14,793,077
GACI First Investment Co. (Kingdom of Saudi Arabia), 4.875%, 2/14/2035		10,254,000	9,794,621
Kingdom of Saudi Arabia, 5.5%, 10/25/2032 (n)		11,754,000	12,337,469
Kingdom of Saudi Arabia, 4.875%, 7/18/2033 (n)		11,414,000	11,408,681

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Saudi Arabia – continued
Kingdom of Saudi Arabia, 4.875%, 7/18/2033		$5,642,000	$5,639,371
Kingdom of Saudi Arabia, 4.625%, 10/04/2047		43,029,000	37,677,483
Kingdom of Saudi Arabia, 5.25%, 1/16/2050 (n)		9,684,000	9,273,205
Kingdom of Saudi Arabia, 5.25%, 1/16/2050		11,133,000	10,660,738
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)		18,135,000	12,456,569
Kingdom of Saudi Arabia, 5%, 1/18/2053 (n)		29,757,000	27,349,123
Kingdom of Saudi Arabia, 5%, 1/18/2053		16,821,000	15,459,878
Kingdom of Saudi Arabia, 3.75%, 1/21/2055		8,508,000	6,355,306
SA Global Sukuk Ltd. (Kingdom of Saudi Arabia), 2.694%, 6/17/2031 (n)		7,212,000	6,217,307
Saudi Arabian Oil Co., 3.5%, 4/16/2029		8,681,000	8,019,334
Saudi Arabian Oil Co., 2.25%, 11/24/2030 (n)		10,537,000	8,783,538
Saudi Arabian Oil Co., 4.25%, 4/16/2039 (n)		3,926,000	3,442,505
Saudi Arabian Oil Co., 3.5%, 11/24/2070		18,081,000	11,959,207
Saudi Aramco (Kingdom of Saudi Arabia), 4.5%, 10/26/2046		35,493,000	30,738,358
Saudi Electricity Global Sukuk Co., 5.684%, 4/11/2053		3,500,000	3,451,847
			$258,309,362
Senegal – 0.1%
Republic of Senegal, 6.75%, 3/13/2048		$6,442,000	$4,815,910
Serbia – 0.6%
Republic of Serbia, 6.25%, 5/26/2028 (n)		$18,339,000	$18,345,749
Republic of Serbia, 1.5%, 6/26/2029	EUR	7,166,000	6,246,644
Republic of Serbia, 6.5%, 9/26/2033 (n)		$14,296,000	14,322,591
			$38,914,984
Singapore – 1.1%
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030 (n)		$3,036,000	$2,787,169
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030		1,440,000	1,321,978
Oversea-Chinese Banking Corp. Ltd., 4.602% to 6/15/2027, FLR (CMT - 5yr. + 1.575%) to 6/15/2032		9,730,000	9,368,809
Puma International Financing S.A., 5%, 1/24/2026		16,356,000	14,915,326
Puma International Financing S.A., 5%, 1/24/2026 (n)		6,960,000	6,346,947
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)		18,169,000	15,976,471
United Overseas Bank Ltd., 3.863% to 10/07/2027, FLR (CMT - 5yr. + 1.45%) to 10/07/2032 (n)		9,668,000	9,025,194
Vena Energy Capital Pte Ltd., 3.133%, 2/26/2025		17,503,000	16,443,840
			$76,185,734

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Slovenia – 0.2%
United Group B.V., 3.125%, 2/15/2026	EUR	5,762,000	$5,551,325
United Group B.V., 3.625%, 2/15/2028		6,638,000	5,870,141
United Group B.V., 4.625%, 8/15/2028 (n)		5,209,000	4,687,507
			$16,108,973
South Africa – 2.0%
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		$35,783,000	$35,514,627
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		13,854,000	13,223,920
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2026 (n)		9,768,705	8,791,834
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2026		859,273	773,346
Republic of South Africa, 5.75%, 9/30/2049		50,975,000	38,099,123
Republic of South Africa, 7.3%, 4/20/2052		19,275,000	17,128,922
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		27,362,000	22,549,290
			$136,081,062
South Korea – 0.7%
Republic of Korea, 3.25%, 3/10/2028	KRW	22,236,280,000	$17,112,336
Shinhan Bank Co. Ltd., 4%, 4/23/2029		$681,000	617,204
SK Hynix, Inc., 6.25%, 1/17/2026 (n)		11,991,000	12,024,783
SK Hynix, Inc., 6.375%, 1/17/2028 (n)		15,200,000	15,440,743
			$45,195,066
Sri Lanka – 0.8%
Republic of Sri Lanka, 6.75%, 4/18/2028 (a)(d)		$17,582,000	$7,795,750
Republic of Sri Lanka, 7.85%, 3/14/2029 (a)(d)(n)		3,554,000	1,576,330
Republic of Sri Lanka, 7.85%, 3/14/2029 (a)(d)		24,908,000	11,047,617
Republic of Sri Lanka, 7.55%, 3/28/2030 (a)(d)(n)		3,761,000	1,670,075
Republic of Sri Lanka, 7.55%, 3/28/2030 (a)(d)		77,715,000	34,509,403
			$56,599,175
Turkey – 4.3%
Republic of Turkey, 5.6%, 11/14/2024		$5,079,000	$4,997,025
Republic of Turkey, 4.25%, 3/13/2025		18,796,000	17,973,111
Republic of Turkey, 4.75%, 1/26/2026		4,287,000	4,029,111
Republic of Turkey, 4.875%, 10/09/2026		24,576,000	22,630,810
Republic of Turkey, 5.125%, 2/17/2028		19,812,000	17,947,295
Republic of Turkey, 6.125%, 10/24/2028		5,753,000	5,348,794
Republic of Turkey, 5.25%, 3/13/2030		32,268,000	27,827,923
Republic of Turkey, 5.95%, 1/15/2031		24,093,000	21,259,663
Republic of Turkey, 5.875%, 6/26/2031		46,590,000	40,540,755
Republic of Turkey, 9.375%, 1/19/2033		6,382,000	6,727,266
Republic of Turkey, 6.5%, 9/20/2033		42,980,000	38,385,438

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Turkey – continued
Republic of Turkey, 6.875%, 3/17/2036	$27,480,000	$24,589,928
Republic of Turkey, 6%, 1/14/2041	22,317,000	17,574,638
Republic of Turkey, 5.75%, 5/11/2047	53,006,000	38,872,268
		$288,704,025
Ukraine – 1.1%
Government of Ukraine, 7.75% (7.75% Cash or 7.75% PIK), 9/01/2029 (a)(p)	$5,310,000	$1,646,100
Government of Ukraine, 6.876% (6.876% Cash or 6.876% PIK), 5/21/2031 (a)(n)(p)	14,057,000	4,146,815
Government of Ukraine, 6.876% (6.876% Cash or 6.876% PIK), 5/21/2031 (a)(p)	12,407,000	3,660,065
Government of Ukraine, 7.375%, 9/25/2034 (a)(p)	46,367,000	13,678,265
Government of Ukraine, 7.253% (7.253% Cash or 7.253% PIK), 3/15/2035 (a)(n)(p)	24,720,000	7,396,966
Government of Ukraine, 7.253% (7.253% Cash or 7.253% PIK), 3/15/2035 (a)(p)	24,059,000	7,199,175
Government of Ukraine, GDP Linked Bond, 7.75%, 8/01/2041 (a)	27,126,000	13,020,480
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.625%, 11/08/2026 (a)(d)(n)	1,969,000	743,297
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.625%, 11/08/2026 (a)(d)	7,385,000	2,787,837
NPC Ukrenergo (Government of Ukraine), 6.875%, 11/09/2028 (a)(n)	12,598,000	3,558,935
PJSC State Savings Bank of Ukraine, 9.625%, 3/20/2025	7,418,600	6,454,182
Ukrainian Railways, 8.25%, 7/09/2026 (a)	16,834,000	6,817,770
Ukrainian Railways, 7.875%, 7/15/2028 (a)	11,762,000	4,426,041
		$75,535,928
United Arab Emirates – 2.6%
Abu Dhabi Commercial Bank PJSC, 3.5%, 3/31/2027	$12,595,000	$11,866,379
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047	23,888,000	21,947,100
Abu Dhabi National Energy Co. PJSC, 4.696%, 4/24/2033 (n)	19,380,000	19,246,666
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028 (n)	9,533,000	8,546,392
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028	1,400,000	1,255,108
DAE Sukuk DIFC Ltd., 3.75%, 2/15/2026 (n)	13,041,000	12,323,745
Emirate of Sharjah, 3.625%, 3/10/2033	12,181,000	10,108,476
Emirates Sembcorp Water & Power Co. (United Arab Emirates), 4.45%, 8/01/2035 (n)	4,748,000	4,453,624
Emirates Sembcorp Water & Power Co. (United Arab Emirates), 4.45%, 8/01/2035	2,400,000	2,251,200

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
United Arab Emirates – continued
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)		$7,714,000	$6,238,170
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036		8,494,000	6,868,941
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040 (n)		20,571,851	16,592,025
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040		1,994,685	1,608,794
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040 (n)		1,691,000	1,310,018
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040		19,641,000	15,215,890
MDGH - GMTN RSC Ltd. (United Arab Emirates), 5.5%, 4/28/2033 (n)		11,543,000	12,122,112
MDGH - GMTN RSC Ltd. (United Arab Emirates), 5.084%, 5/22/2053 (n)		5,445,000	5,423,220
National Central Cooling Co., PJSC (United Arab Emirates), 2.5%, 10/21/2027		7,192,000	6,406,490
Sweihan PV Power Co. PJSC, 3.625%, 1/31/2049 (n)		13,175,641	10,566,917
			$174,351,267
United Kingdom – 0.0%
SCC Power PLC, 8% (8% Cash or 4% Cash and 4% PIK) to 6/15/2024, 8% Cash to 12/31/2028 (n)(p)		$6,923,986	$2,267,606
SCC Power PLC, 4% (4% Cash or 4% PIK) to 6/15/2024, 4% Cash to 5/17/2032 (n)(p)		3,750,491	369,423
			$2,637,029
United States – 2.3%
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032 (n)		$15,413,000	$12,765,817
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/01/2033 (n)		10,092,000	9,698,592
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)		32,426,000	30,552,639
U.S. Treasury Bonds, 2.5%, 2/15/2046		94,683,600	71,023,796
U.S. Treasury Notes, 3.875%, 9/30/2029		10,111,000	9,966,049
U.S. Treasury Notes, 2.75%, 8/15/2032		22,889,000	20,779,814
			$154,786,707
Uruguay – 1.3%
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	286,311,000	$7,436,708
Oriental Republic of Uruguay, 8.25%, 5/21/2031		296,221,000	7,510,142
Oriental Republic of Uruguay, 9.75%, 7/20/2033		694,397,000	19,285,214
Oriental Republic of Uruguay, 5.75%, 10/28/2034		$17,154,000	18,440,547
Oriental Republic of Uruguay, 4.975%, 4/20/2055		27,190,000	26,285,618
Oriental Republic of Uruguay, Inflation Linked Bond, 3.875%, 7/02/2040	UYU	247,440,390	7,003,276
			$85,961,505

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Uzbekistan – 1.0%
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025	$5,826,000	$5,396,566
National Bank of Uzbekistan, 4.85%, 10/21/2025	15,346,000	14,578,700
Republic of Uzbekistan, 5.375%, 2/20/2029	9,997,000	9,290,012
Republic of Uzbekistan, 3.7%, 11/25/2030 (n)	9,236,000	7,591,345
Republic of Uzbekistan, 3.9%, 10/19/2031	24,617,000	20,210,311
Uzbekneftegaz JSC (Republic of Uzbekistan), 4.75%, 11/16/2028 (n)	14,846,000	12,358,701
		$69,425,635
Venezuela – 0.2%
Republic of Venezuela, 9%, 5/07/2023 (a)(d)	$10,104,000	$858,840
Republic of Venezuela, 8.25%, 10/13/2024 (a)(d)	17,593,000	1,495,405
Republic of Venezuela, 7.65%, 4/21/2025 (a)(d)	33,488,000	2,679,040
Republic of Venezuela, 9.25%, 9/15/2027 (a)(d)	8,435,000	759,150
Republic of Venezuela, 7%, 3/31/2038 (a)(d)	68,785,500	5,502,840
		$11,295,275
Vietnam – 0.9%
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)	$15,030,000	$13,526,609
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029	5,750,000	5,174,851
Socialist Republic of Vietnam, 4.8%, 11/19/2024	39,208,000	38,345,737
		$57,047,197
Zambia – 0.6%
First Quantum Minerals Ltd., 8.625%, 6/01/2031 (n)	$15,790,000	$16,165,013
Republic of Zambia, 8.97%, 7/30/2027 (a)(d)	44,656,000	25,596,819
		$41,761,832
Total Bonds (Identified Cost, $6,860,406,195)		$6,156,003,995
Common Stocks – 0.0%
United Kingdom – 0.0%
Petra Diamonds Ltd. (a) (Identified Cost, $2,688,831)	3,038,227	$2,830,752

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.0%
Equity ETFs – 0.0%
iShares MSCI Emerging Markets ETF – January 2024 @ $36 (Premiums Paid, $1,186,875)	Put	Goldman Sachs International	$52,437,500	12,500	$512,500

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 6.8%
Money Market Funds – 6.8%
MFS Institutional Money Market Portfolio, 5.25% (v) (Identified Cost, $453,026,581)	453,008,682	$453,008,682

Other Assets, Less Liabilities – 1.1%		73,697,235
Net Assets – 100.0%		$6,686,053,164

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $453,008,682 and $6,159,347,247, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,972,779,200, representing 29.5% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Russian Federation, 5.1%, 3/28/2035	3/21/19	$7,400,000	$2,405,000
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
SOFR	Secured Overnight Financing Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint

Portfolio of Investments – continued
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
UYU	Uruguayan Peso
Derivative Contracts at 7/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	28,182,767	USD	5,873,787	Goldman Sachs International	9/01/2023	$54,553
IDR	92,051,141,024	USD	6,053,209	Barclays Bank PLC	10/13/2023	48,133
IDR	10,810,193,057	USD	714,251	Citibank N.A.	11/09/2023	2,203
INR	1,791,021,281	USD	21,706,718	Goldman Sachs International	10/10/2023	20,935
MXN	170,775,200	USD	10,000,827	Barclays Bank PLC	10/20/2023	51,150
PEN	2,336,691	USD	641,087	Goldman Sachs International	8/08/2023	7,019
USD	7,122,632	CLP	5,783,278,724	Morgan Stanley Capital Services, Inc.	9/01/2023	251,523
USD	10,230,395	CZK	217,524,286	Barclays Bank PLC	10/20/2023	249,723
USD	273,654,877	EUR	242,765,880	JPMorgan Chase Bank N.A.	10/20/2023	5,702,709
USD	11,532,207	IDR	173,225,285,061	Goldman Sachs International	8/28/2023	47,239
						$6,435,187
Liability Derivatives
CAD	21,839	USD	16,585	JPMorgan Chase Bank N.A.	10/20/2023	$(6)
CLP	5,783,278,724	USD	7,099,358	Goldman Sachs International	9/01/2023	(228,249)
EUR	8,913,426	USD	9,902,573	State Street Bank Corp.	10/20/2023	(64,405)
HUF	91,817,390	USD	269,187	HSBC Bank	10/20/2023	(12,716)
IDR	70,363,950,980	USD	4,698,448	Barclays Bank PLC	8/28/2023	(33,264)
IDR	10,810,193,057	USD	735,687	Merrill Lynch International	8/07/2023	(18,872)
MXN	24,040,702	USD	1,417,305	Morgan Stanley Capital Services, Inc.	10/20/2023	(2,248)
USD	36,530,741	BRL	179,187,000	Banco Santander S.A.	9/05/2023	(1,136,138)
USD	6,841,426	BRL	33,385,000	Goldman Sachs International	9/05/2023	(176,432)
USD	6,853,782	CZK	149,672,446	Citibank N.A.	10/20/2023	(13,644)
USD	9,100,544	CZK	199,005,646	HSBC Bank	10/20/2023	(30,437)
USD	715,954	IDR	10,810,193,057	Citibank N.A.	8/07/2023	(861)
USD	3,604,546	KRW	4,575,610,000	Barclays Bank PLC	10/27/2023	(2,970)
USD	13,844,785	KRW	17,601,406,000	Goldman Sachs International	10/27/2023	(32,567)
USD	7,277,029	MXN	125,101,460	Barclays Bank PLC	10/20/2023	(86,552)
USD	33,818,768	MXN	577,515,174	Deutsche Bank AG	10/20/2023	(174,277)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	3,493,681	PEN	12,717,000	Banco Santander S.A.	8/08/2023	$(33,514)
						$(2,047,152)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	976	$121,451,000	September – 2023	$(2,608,758)
U.S. Treasury Note 10 yr	Long	USD	1,826	203,427,813	September – 2023	(4,698,308)
U.S. Treasury Note 5 yr	Long	USD	1,807	193,024,306	September – 2023	(4,109,318)
U.S. Treasury Ultra Bond 30 yr	Long	USD	143	18,907,281	September – 2023	(345,723)
U.S. Treasury Ultra Note 10 yr	Long	USD	854	99,904,656	September – 2023	(2,153,697)
						$(13,915,804)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
12/20/24	USD	20,027,000	Barclays Bank PLC	(1)	1.00%/Quarterly	$(60,882)	$(180,995)	$(241,877)
(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Republic of Korea, 2.75%, 1/19/2027.
At July 31, 2023, the fund had cash collateral of $1,402,000 and other liquid securities with an aggregate value of $14,251,229 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 7/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $6,864,281,901)	$6,159,347,247
Investments in affiliated issuers, at value (identified cost, $453,026,581)	453,008,682
Cash	4,423,872
Restricted cash for
Forward foreign currency exchange contracts	1,402,000
Receivables for
Forward foreign currency exchange contracts	6,435,187
Net daily variation margin on open futures contracts	530,387
Investments sold	12,710,269
Fund shares sold	10,775,899
Interest	87,686,396
Other assets	6,982
Total assets	$6,736,326,921
Liabilities
Payables for
Distributions	$2,524,735
Forward foreign currency exchange contracts	2,047,152
Investments purchased	21,577,367
Fund shares reacquired	9,323,845
Uncleared swaps, at value (net of unamortized premiums received, $180,995)	241,877
Payable to affiliates
Investment adviser	483,569
Administrative services fee	6,779
Shareholder servicing costs	1,786,498
Distribution and service fees	11,115
Payable for independent Trustees' compensation	1,807
Deferred foreign capital gains tax expense payable	11,888,003
Accrued expenses and other liabilities	381,010
Total liabilities	$50,273,757
Net assets	$6,686,053,164
Net assets consist of
Paid-in capital	$8,925,782,379
Total distributable earnings (loss)	(2,239,729,215)
Net assets	$6,686,053,164
Shares of beneficial interest outstanding	571,178,461

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$282,355,301	24,156,646	$11.69
Class B	1,479,713	129,152	11.46
Class C	14,780,434	1,285,615	11.50
Class I	4,032,435,789	344,760,179	11.70
Class R1	325,124	27,638	11.76
Class R2	9,326,864	793,425	11.76
Class R3	37,810,521	3,222,459	11.73
Class R4	50,981,342	4,346,283	11.73
Class R6	2,256,558,076	192,457,064	11.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.21 [100 / 95.75 x $11.69]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 7/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$410,657,455
Dividends from affiliated issuers	19,623,427
Other	425,753
Income on securities loaned	11
Foreign taxes withheld	(131,941)
Total investment income	$430,574,705
Expenses
Management fee	$46,078,272
Distribution and service fees	1,023,375
Shareholder servicing costs	5,413,205
Administrative services fee	643,268
Independent Trustees' compensation	112,373
Custodian fee	274,853
Shareholder communications	284,595
Audit and tax fees	89,627
Legal fees	35,617
Miscellaneous	558,892
Total expenses	$54,514,077
Reduction of expenses by investment adviser and distributor	(895,794)
Net expenses	$53,618,283
Net investment income (loss)	$376,956,422

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $3,381,560 foreign capital gains tax)	$(702,925,891)
Affiliated issuers	(45,348)
Futures contracts	(19,314,336)
Swap agreements	289,790
Forward foreign currency exchange contracts	(21,729,073)
Foreign currency	182,857
Net realized gain (loss)	$(743,542,001)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $442,330 increase in deferred foreign capital gains tax)	$845,723,022
Affiliated issuers	(46,914)
Futures contracts	(11,058,815)
Swap agreements	(27,079)
Forward foreign currency exchange contracts	5,513,145
Translation of assets and liabilities in foreign currencies	591,455
Net unrealized gain (loss)	$840,694,814
Net realized and unrealized gain (loss)	$97,152,813
Change in net assets from operations	$474,109,235
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	7/31/23	7/31/22
Change in net assets
From operations
Net investment income (loss)	$376,956,422	$363,447,268
Net realized gain (loss)	(743,542,001)	(230,431,975)
Net unrealized gain (loss)	840,694,814	(1,818,174,207)
Change in net assets from operations	$474,109,235	$(1,685,158,914)
Total distributions to shareholders	$(482,622,246)	$(406,066,540)
Change in net assets from fund share transactions	$(337,899,866)	$(437,588,065)
Total change in net assets	$(346,412,877)	$(2,528,813,519)
Net assets
At beginning of period	7,032,466,041	9,561,279,560
At end of period	$6,686,053,164	$7,032,466,041
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.69	$14.93	$14.73	$14.68	$13.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.54	$0.51	$0.56	$0.64
Net realized and unrealized gain (loss)	0.19	(3.18)	0.24	0.10	0.70
Total from investment operations	$0.79	$(2.64)	$0.75	$0.66	$1.34
Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.60)	$(0.55)	$(0.61)	$(0.65)
Net asset value, end of period (x)	$11.69	$11.69	$14.93	$14.73	$14.68
Total return (%) (r)(s)(t)(x)	7.07	(18.12)	5.19	4.69	9.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.07	1.06	1.07	1.08	1.07
Expenses after expense reductions	1.06	1.05	1.06	1.06	1.04
Net investment income (loss)	5.25	3.94	3.42	3.84	4.51
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$282,355	$315,618	$431,359	$377,703	$382,984
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.56	$14.87	$14.75	$14.71	$14.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.43	$0.41	$0.45	$0.53
Net realized and unrealized gain (loss)	0.08(g)	(3.24)	0.15(g)	0.10	0.59
Total from investment operations	$0.60	$(2.81)	$0.56	$0.55	$1.12
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.50)	$(0.44)	$(0.51)	$(0.54)
Net asset value, end of period (x)	$11.46	$11.56	$14.87	$14.75	$14.71
Total return (%) (r)(s)(t)(x)	5.37	(19.32)	3.84	3.83	8.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.82	1.82	1.82	1.83	1.82
Expenses after expense reductions	1.81	1.80	1.81	1.82	1.81
Net investment income (loss)	4.49	3.15	2.70	3.12	3.76
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$1,480	$2,183	$4,286	$8,088	$13,938

Class C	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.54	$14.83	$14.73	$14.70	$14.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.43	$0.41	$0.45	$0.53
Net realized and unrealized gain (loss)	0.14(g)	(3.22)	0.13(g)	0.08	0.61
Total from investment operations	$0.66	$(2.79)	$0.54	$0.53	$1.14
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.50)	$(0.44)	$(0.50)	$(0.54)
Net asset value, end of period (x)	$11.50	$11.54	$14.83	$14.73	$14.70
Total return (%) (r)(s)(t)(x)	5.92	(19.24)	3.70	3.76	8.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.82	1.82	1.82	1.83	1.82
Expenses after expense reductions	1.81	1.80	1.81	1.82	1.81
Net investment income (loss)	4.50	3.16	2.70	3.12	3.76
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$14,780	$18,289	$31,537	$62,772	$113,863
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.69	$14.93	$14.74	$14.82	$14.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	$0.57	$0.55	$0.59	$0.67
Net realized and unrealized gain (loss)	0.19	(3.18)	0.23	(0.02)(g)	0.67
Total from investment operations	$0.82	$(2.61)	$0.78	$0.57	$1.34
Less distributions declared to shareholders
From net investment income	$(0.81)	$(0.63)	$(0.59)	$(0.65)	$(0.68)
Net asset value, end of period (x)	$11.70	$11.69	$14.93	$14.74	$14.82
Total return (%) (r)(s)(t)(x)	7.42	(17.91)	5.38	4.02	9.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.81	0.82	0.83	0.82
Expenses after expense reductions	0.81	0.80	0.81	0.82	0.81
Net investment income (loss)	5.51	4.19	3.66	4.06	4.74
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$4,032,436	$4,294,440	$5,960,448	$4,345,513	$3,879,907
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.75	$15.00	$14.82	$14.88	$14.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.44	$0.40	$0.44	$0.53
Net realized and unrealized gain (loss)	0.19	(3.19)	0.22	0.01(g)	0.67
Total from investment operations	$0.71	$(2.75)	$0.62	$0.45	$1.20
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.50)	$(0.44)	$(0.51)	$(0.54)
Net asset value, end of period (x)	$11.76	$11.75	$15.00	$14.82	$14.88
Total return (%) (r)(s)(t)(x)	6.36	(18.71)	4.25	3.13	8.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.82	1.82	1.82	1.84	1.82
Expenses after expense reductions	1.81	1.80	1.81	1.82	1.81
Net investment income (loss)	4.52	3.22	2.69	3.07	3.75
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$325	$305	$333	$582	$648

Class R2	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.75	$15.00	$14.81	$14.87	$14.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.58	$0.50	$0.48	$0.52	$0.60
Net realized and unrealized gain (loss)	0.19	(3.18)	0.23	(0.00)(g)(w)	0.66
Total from investment operations	$0.77	$(2.68)	$0.71	$0.52	$1.26
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.57)	$(0.52)	$(0.58)	$(0.61)
Net asset value, end of period (x)	$11.76	$11.75	$15.00	$14.81	$14.87
Total return (%) (r)(s)(t)(x)	6.89	(18.30)	4.84	3.65	9.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.32	1.32	1.32	1.34	1.32
Expenses after expense reductions	1.31	1.30	1.31	1.32	1.31
Net investment income (loss)	5.01	3.70	3.19	3.60	4.26
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$9,327	$9,831	$12,688	$15,944	$18,952
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.72	$14.96	$14.75	$14.80	$14.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.61	$0.54	$0.51	$0.56	$0.64
Net realized and unrealized gain (loss)	0.19	(3.18)	0.26	(0.00)(g)(w)	0.65
Total from investment operations	$0.80	$(2.64)	$0.77	$0.56	$1.29
Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.60)	$(0.56)	$(0.61)	$(0.65)
Net asset value, end of period (x)	$11.73	$11.72	$14.96	$14.75	$14.80
Total return (%) (r)(s)(t)(x)	7.16	(18.08)	5.25	3.97	9.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.07	1.07	1.07	1.08	1.07
Expenses after expense reductions	1.06	1.05	1.06	1.07	1.06
Net investment income (loss)	5.27	3.96	3.42	3.86	4.51
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$37,811	$32,029	$36,080	$23,775	$32,190

Class R4	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.71	$14.96	$14.76	$14.84	$14.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.64	$0.57	$0.55	$0.60	$0.67
Net realized and unrealized gain (loss)	0.20	(3.18)	0.24	(0.03)(g)	0.68
Total from investment operations	$0.84	$(2.61)	$0.79	$0.57	$1.35
Less distributions declared to shareholders
From net investment income	$(0.82)	$(0.64)	$(0.59)	$(0.65)	$(0.68)
Net asset value, end of period (x)	$11.73	$11.71	$14.96	$14.76	$14.84
Total return (%) (r)(s)(t)(x)	7.52	(17.94)	5.45	4.02	9.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.82	0.82	0.83	0.82
Expenses after expense reductions	0.81	0.80	0.81	0.82	0.81
Net investment income (loss)	5.51	4.23	3.68	4.13	4.74
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$50,981	$36,790	$40,988	$39,791	$75,510
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$11.72	$14.96	$14.77	$14.90	$14.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.65	$0.59	$0.56	$0.60	$0.68
Net realized and unrealized gain (loss)	0.18	(3.18)	0.24	(0.07)(g)	0.69
Total from investment operations	$0.83	$(2.59)	$0.80	$0.53	$1.37
Less distributions declared to shareholders
From net investment income	$(0.83)	$(0.65)	$(0.61)	$(0.66)	$(0.69)
Net asset value, end of period (x)	$11.72	$11.72	$14.96	$14.77	$14.90
Total return (%) (r)(s)(t)(x)	7.45	(17.77)	5.49	3.79	10.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.69	0.71	0.73	0.73
Expenses after expense reductions	0.70	0.68	0.69	0.72	0.72
Net investment income (loss)	5.62	4.32	3.75	4.17	4.85
Portfolio turnover	52	52	56	75	94
Net assets at end of period (000 omitted)	$2,256,558	$2,322,980	$3,043,561	$1,529,701	$1,330,252

(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Debt Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other

Notes to Financial Statements  - continued
market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2023 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,343,252	$—	$—	$3,343,252
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	132,322,298	—	132,322,298
Non - U.S. Sovereign Debt	—	4,610,683,543	—	4,610,683,543
U.S. Corporate Bonds	—	22,464,409	—	22,464,409
Foreign Bonds	—	1,390,533,745	—	1,390,533,745
Mutual Funds	453,008,682	—	—	453,008,682
Total	$456,351,934	$6,156,003,995	$—	$6,612,355,929
Other Financial Instruments
Futures Contracts – Liabilities	$(13,915,804)	$—	$—	$(13,915,804)
Forward Foreign Currency Exchange Contracts – Assets	—	6,435,187	—	6,435,187
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,047,152)	—	(2,047,152)
Swap Agreements – Liabilities	—	(241,877)	—	(241,877)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 7/31/22	$2,106,470
Realized gain (loss)	2,892,301
Change in unrealized appreciation or depreciation	(2,106,470)
Sales	(2,892,301)
Balance as of 7/31/23	$—
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Option Contracts	$512,500	$—
Interest Rate	Futures Contracts	—	(13,915,804)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	6,435,187	(2,047,152)
Credit	Uncleared Swap Agreements	—	(241,877)
Total		$6,947,687	$(16,204,833)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(19,314,336)	$—	$—
Foreign Exchange	—	—	(21,729,073)
Credit	—	289,790	—
Total	$(19,314,336)	$289,790	$(21,729,073)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended July 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(11,058,815)	$—	$—	$—
Foreign Exchange	—	—	5,513,145	—
Equity	—	—	—	(674,375)
Credit	—	(27,079)	—	—
Total	$(11,058,815)	$(27,079)	$5,513,145	$(674,375)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party

Notes to Financial Statements  - continued
to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty

Notes to Financial Statements  - continued
credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the

Notes to Financial Statements  - continued
Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable

Notes to Financial Statements  - continued
obligation. At July 31, 2023, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At July 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal amount, which is adjusted for inflation. Any increase or decrease in the principal

Notes to Financial Statements  - continued
amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/23	Year ended 7/31/22
Ordinary income (including any short-term capital gains)	$482,622,246	$406,066,540

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/23
Cost of investments	$7,479,259,499
Gross appreciation	113,076,532
Gross depreciation	(989,749,748)
Net unrealized appreciation (depreciation)	$(876,673,216)
Undistributed ordinary income	47,424,489
Capital loss carryforwards	(1,367,191,757)
Other temporary differences	(43,288,731)
Total distributable earnings (loss)	$(2,239,729,215)
As of July 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(407,419,422)
Long-Term	(959,772,335)
Total	$(1,367,191,757)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/23	Year ended 7/31/22
Class A	$19,065,531	$17,108,259
Class B	109,443	119,038
Class C	978,144	924,715
Class I	297,081,519	246,834,890
Class R1	18,784	11,950
Class R2	625,152	469,037
Class R3	2,462,001	1,423,846
Class R4	2,668,835	1,862,533
Class R6	159,612,837	137,312,272
Total	$482,622,246	$406,066,540

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $7.5 billion	0.65%
In excess of $7.5 billion and up to $12.5 billion	0.60%
In excess of $12.5 billion	0.55%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2024. For the year ended July 31, 2023, this management fee reduction amounted to $895,643, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2023 was equivalent to an annual effective rate of 0.66% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,212 for the year ended July 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 703,112
Class B	0.75%	0.25%	1.00%	1.00%	17,973
Class C	0.75%	0.25%	1.00%	1.00%	161,491
Class R1	0.75%	0.25%	1.00%	1.00%	3,103
Class R2	0.25%	0.25%	0.50%	0.50%	47,382
Class R3	—	0.25%	0.25%	0.25%	90,314
Total Distribution and Service Fees					$1,023,375
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended July 31, 2023, this rebate amounted to $151 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2023, were as follows:
Amount
Class A	$8,708
Class B	1,043
Class C	1,134
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2023, the fee was $163,157, which equated to 0.0024% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,250,048.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended July 31, 2023 was equivalent to an annual effective rate of 0.0094% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended July 31, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$70,112,491	$5,620,769
Non-U.S. Government securities	3,184,459,773	3,638,170,795
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/23		Year ended 7/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,399,252	$95,859,574	5,808,445	$79,004,826
Class B	48	559	255	3,552
Class C	173,084	2,003,454	189,793	2,630,943
Class I	104,410,375	1,200,106,416	123,427,928	1,681,599,665
Class R1	4,468	51,689	4,738	62,800
Class R2	130,559	1,512,189	199,974	2,693,410
Class R3	883,327	10,309,650	869,910	11,232,688
Class R4	1,283,882	14,858,711	759,155	10,434,253
Class R6	36,661,670	424,956,973	54,177,614	738,276,764
	151,946,665	$1,749,659,215	185,437,812	$2,525,938,901

Notes to Financial Statements  - continued
	Year ended 7/31/23		Year ended 7/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,275,903	$14,643,641	946,847	$12,747,263
Class B	9,289	107,010	8,395	114,094
Class C	82,303	947,411	65,696	889,442
Class I	25,120,196	287,468,700	17,690,742	237,144,073
Class R1	1,610	18,560	891	11,950
Class R2	54,247	625,035	34,827	468,863
Class R3	214,258	2,461,789	106,305	1,423,033
Class R4	232,262	2,668,648	139,540	1,862,533
Class R6	11,655,022	133,630,336	8,712,003	117,037,563
	38,645,090	$442,571,130	27,705,246	$371,698,814
Shares reacquired
Class A	(12,527,596)	$(142,827,727)	(8,637,515)	$(115,078,022)
Class B	(69,107)	(792,986)	(108,023)	(1,461,924)
Class C	(554,383)	(6,388,226)	(797,488)	(10,895,183)
Class I	(152,177,805)	(1,747,876,945)	(172,948,471)	(2,307,915,588)
Class R1	(4,399)	(51,314)	(1,872)	(23,876)
Class R2	(228,175)	(2,622,735)	(243,714)	(3,316,060)
Class R3	(607,771)	(7,016,741)	(654,954)	(9,153,575)
Class R4	(311,020)	(3,560,805)	(497,934)	(6,638,480)
Class R6	(54,129,104)	(618,992,732)	(68,009,833)	(880,743,072)
	(220,609,360)	$(2,530,130,211)	(251,899,804)	$(3,335,225,780)
Net change
Class A	(2,852,441)	$(32,324,512)	(1,882,223)	$(23,325,933)
Class B	(59,770)	(685,417)	(99,373)	(1,344,278)
Class C	(298,996)	(3,437,361)	(541,999)	(7,374,798)
Class I	(22,647,234)	(260,301,829)	(31,829,801)	(389,171,850)
Class R1	1,679	18,935	3,757	50,874
Class R2	(43,369)	(485,511)	(8,913)	(153,787)
Class R3	489,814	5,754,698	321,261	3,502,146
Class R4	1,205,124	13,966,554	400,761	5,658,306
Class R6	(5,812,412)	(60,405,423)	(5,120,216)	(25,428,745)
	(30,017,605)	$(337,899,866)	(38,756,746)	$(437,588,065)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 3%, and 1%, respectively, of the value of

Notes to Financial Statements  - continued
outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2023, the fund’s commitment fee and interest expense were $35,312 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$570,154,423	$2,034,522,352	$2,151,575,831	$(45,348)	$(46,914)	$453,008,682

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$19,623,427	$—
(8) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on

Notes to Financial Statements  - continued
securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Debt Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 18, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Neeraj Arora Ward Brown Matt Ryan

Board Review of Investment Advisory Agreement
MFS Emerging Markets Debt Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $7.5 billion, and $12.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of July 31st (the "Fund") as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended July 31, 2023 and 2022, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS Emerging Markets Debt Fund	72,889	67,426

For the fiscal years ended July 31, 2023 and 2022, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Emerging Markets	0	0	259	255	0	1,467
Debt Fund

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Emerging	0	662,511	0	0	3,600	111,415
Markets Debt Fund*

Fees billed by E&Y:		Aggregate Fees for Non-audit Services
			2023		2022
To MFS Emerging Markets Debt Fund, MFS			228,609		956,078
and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees", including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: September 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: September 18, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: September 18, 2023

* Print name and title of each signing officer under his or her signature.